UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-21869

NEXPOINT STRATEGIC OPPORTUNITIES FUND

(formerly, NexPoint Credit Strategies Fund)

(Exact name of Registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

NexPoint Advisors, L.P.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (866) 351-4440

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Explanatory Note:

The Registrant is filing this amendment to its Form N-CSR (the “Amendment”) for the period ended December 31, 2017, originally filed with the U.S. Securities and Exchange Commission on March 8, 2018 (Accession Number 0001193125-18-074920) (“Original Filing”), to supplement Item 1, “Reports to Stockholders.” The purpose of the Amendment is to include additional disclosure information (unaudited) relating to certain unconsolidated significant subsidiaries of the Registrant in the annual report. Other than the aforementioned addition, the Amendment does not reflect events occurring after the Original Filing, or modify or update the disclosures therein in any way.

The Amendment does not amend or supplement any other portion of the Original Filing, and the original portion of Item 1 of the Original Filings and Items 2 through 13 of the Original Filing continue in full force and should be read in conjunction with the Amendment.

Item 1. Reports to Stockholders

APRIL 25, 2018

SUPPLEMENT (UNAUDITED) TO THE NEXPOINT STRATEGIC OPPORTUNITIES FUND

(FORMERLY, NEXPOINT CREDIT STRATEGIES FUND)

ANNUAL REPORT DATED DECEMBER 31, 2017

This Supplement (unaudited) includes additional information to the Annual Report listed above and should be read in conjunction with the Annual Report.

1. The following is added to the Additional Information on page 36 of the Annual Report.

Unconsolidated Significant Subsidiaries

In accordance with Regulation S-X and GAAP, the Fund is not permitted to consolidate any subsidiary or other entity that is not an investment company, including those in which the Fund has a controlling interest unless the business of the controlled subsidiary consists of providing services to the Fund. In accordance with Regulation S-X Rules 3-09 and 4-08(g), the Fund evaluates its unconsolidated controlled subsidiaries as significant subsidiaries under the respective rules. As of December 31, 2017, both NexPoint Real Estate Opportunities, LLC and NexPoint Real Estate Capital, LLC were considered significant unconsolidated subsidiaries under Regulation S-X Rule 4-08(g). Both subsidiaries are wholly owned by the Fund. Based on the requirements under Regulation S-X Rule 4-08(g), the summarized consolidated financial information of these significant unconsolidated subsidiaries is presented below:

	NexPoint Real Estate Capital, LLC December 31, 2017 (unaudited)	NexPoint Real Estate Opportunities, LLC December 31, 2017 (unaudited)
Balance Sheet:
Current Assets	$12,941	$12,937
Noncurrent Assets	65,601	55,031

Total Assets	78,542	67,968
Current Liabilities	458	1,022
Noncurrent Liabilities	—	968

Total Liabilities	458	1,990
Preferred Stock	100	125
Non-controlling interest (in consolidated investments)	—	2,514
Total Equity	77,984	63,339

	NexPoint Real Estate Capital, LLC Twelve Months Ended December 31, 2017 (unaudited)	NexPoint Real Estate Opportunities, LLC Twelve Months Ended December 31, 2017 (unaudited)
Summary of Operations:
Net Sales	$9,999	$25,580
Gross Profit	9,832	7,559
Net Income	9,741	6,275
Net Income attributable to non-controlling interest (in consolidated investments), preferred shares, and other comprehensive income	91	1,284

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Item 13. Exhibits.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEXPOINT STRATEGIC OPPORTUNITIES FUND

By (Signature and Title):	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date:    April 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date:    April 25, 2018

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer and Principal Financial Officer

Date:    April 25, 2018